Commitments and contingencies	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Commitments and contingencies
23.	Commitments and contingencies

(a)	Capital commitments
At December 31, 2020, the Company had capital expenditure commitments at the balance sheet date of $28.3 million. These commitments represent minimum non-cancellable
obligations and exit costs for cancellable obligations.

At December 31, 2020, the Company had power purchase commitments of $119.2 million. These commitments represent minimum non-cancellable
obligations.

(b)	Mongolian Tax Assessments
On January 16, 2018, the Company announced that Oyu Tolgoi received a tax assessment for approximately $155 million (which was converted from Mongolian Tugrik to U.S. dollars at the exchange rate on that date) from the “MTA” as a result of a general tax audit for the period covering 2013 through 2015 (“2013 to 2015 Tax Assessment”). In January 2018 Oyu Tolgoi paid an amount of $4.8 million to settle unpaid taxes, fines and penalties for accepted items.
The Company was of the opinion that Oyu Tolgoi had paid all taxes and charges required under the 2009 Oyu Tolgoi Investment Agreement (“Investment Agreement”), the Amended and Restated Shareholder Agreement (“ARSHA”), the Underground Mine Development and Financing Plan and Mongolian Law. Following engagement with the MTA, Oyu Tolgoi was advised that the MTA could not resolve Oyu Tolgoi’s objections to the 2013 to 2015 Tax Assessment.
On February 20, 2020, the Company announced that Oyu Tolgoi had proceeded with the initiation of a formal international arbitration proceeding in accordance with the dispute resolution provisions within Chapter 14 of the Investment Agreement, entered into with the Government of Mongolia in 2009 and Chapter 8 of the Oyu Tolgoi Underground Mine Development and Financing Plan, entered into with the Government of Mongolia in 2015. The dispute resolution provisions call for arbitration under the United Nations Commission on International Trade Law (UNCITRAL) seated in London before a panel of three arbitrators. By agreeing to resolve the 2013 to 2015 Tax Assessment dispute under UNCITRAL Arbitration Rules, both parties agreed that the arbitral award shall be final and binding on both parties and the parties shall carry out the award without delay.
On December 23, 2020, the Company announced that Oyu Tolgoi had received a tax assessment for approximately $228 million (which was converted from Mongolian Tugrik to U.S. dollars at the exchange rate on that date) from the MTA relating to an audit on taxes imposed and paid by Oyu Tolgoi between 2016 and 2018 (“2016 to 2018 Tax Assessment”). The MTA also proposed a $1.5 billion adjustment to the balance of Oyu Tolgoi’s carried forward tax losses. The adjustments are to disallow or defer certain tax deductions claimed in the 2016 to 2018 years. The relevant losses are not currently scheduled to be utilized in the near term.
On January 11, 2021, the Company announced that Oyu Tolgoi had evaluated the 2016 to 2018 Tax Assessment claim and confirmed that Oyu Tolgoi had given notice of its intention to apply to the Tribunal in the Arbitration for leave to amend its Statement of Claim to include the issues raised in the 2016 to 2018 Tax Assessment. As many of the matters raised in the 2016 to 2018 Tax Assessment are of a similar nature to the matters raised in the 2013 to 2015 Tax Assessment, Oyu Tolgoi believes amending its Statement of Claim is an efficient and effective means of reaching resolution on both tax assessments. Oyu Tolgoi’s application to include these matters in the pending Arbitration for the 2013 to 2015 Tax Assessment has been accepted.
On February 10, 2021, Oyu Tolgoi received a notice of payment for $83 million (which was converted from Mongolian Tugrik to U.S. dollars at the exchange rate on that date) from the Capital City tax department relating principally to a partial payment of the amounts disputed under the 2016 to 2018 Tax Assessment. On February 19, 2020, Oyu Tolgoi LLC received a notice of payment for $147 million from the MTA relating to the remaining portion of the amounts disputed under the 2016 to 2018 Tax Assessment. Under article 43.3 of the Mongolian General Tax Law, the amounts were due and paid by Oyu Tolgoi within 10 business days from the date of the notices of payment. Under the same legislation, the Company is entitled to a refund in the event of favorable decision from the relevant dispute resolution authorities.
Management remains of the opinion that Oyu Tolgoi has paid all taxes and charges as required under the Investment Agreement, ARSHA, the Underground Mine Development and Financing Plan and Mongolian law. In the opinion of the Company, at December 31, 2020, a provision is not required for the amount of approximately $150 million, disputed by the Company relating to the years 2013 through 2015. In addition, a provision is not required for the amount of approximately $228 million disputed relating to the years 2016 through 2018, the $1.5 billion of carried forward losses or any additional amounts related to 2019 through December 31, 2020. The final amount of taxes to be paid depends on a number of factors including the outcome of discussions with the government and the outcome of the international arbitration proceedings. Changes in management’s assessment of the outcome of this matter could result in material adjustments to the Company’s statements of income and financial position.

(c)	Power Source Framework Agreement
Oyu Tolgoi is obliged under the 2009 Oyu Tolgoi Investment Agreement to secure a long-term domestic source of power for the Oyu Tolgoi mine. The Power Source Framework Agreement (PSFA) entered into between Oyu Tolgoi and the Government of Mongolia on December 31, 2018 provides a binding framework and pathway for long-term power supply to the Oyu Tolgoi mine. The PSFA originally contemplated the construction of a power plant at Tavan Tolgoi (TTPP), which would be majority-owned by Oyu Tolgoi and situated close to the Tavan Tolgoi coal mining district located approximately 150 kilometres from the Oyu Tolgoi mine. In April 2020, the Government of Mongolia advised that it was unwilling to support Oyu Tolgoi’s proposal to develop TTPP and announced its intention to fund and construct a State Owned Power Plant (SOPP) at Tavan Tolgoi.
On June 26, 2020, Oyu Tolgoi and the Government of Mongolia amended the PSFA (PSFA Amendment) to reflect their agreement to jointly prioritise and progress SOPP, in accordance with and subject to agreed milestones, as the domestic source of power for the Oyu Tolgoi mine. The PSFA Amendment provides that if certain agreed milestones are not met in a timely manner (subject to extension for Delay Events as defined) then Oyu Tolgoi will be entitled to select from, and implement, the alternative power solutions specified in the PSFA (as amended), including an Oyu
Tolgoi-led
coal fired power plant and a primary renewables solution, and the Government of Mongolia would be obliged to support such decision.
As at December 31, 2020, the Company had no capital commitments related to the PSFA, TTPP, or SOPP.

(d)	Class Action Complaints
On October 14, 2020, a class action complaint was filed in the U.S. District Court, Southern District of New York against the Company, certain of its current and former officers as well as Rio Tinto and certain of its officers. The complaint alleges that the defendants made material misstatements and material omissions with respect to, among other things, the schedule, cost and progress to completion of the development of Oyu Tolgoi in violation of Section 10(b) of the U.S. Securities Exchange Act and Rule
10b-5
thereunder. The Company believes that the complaint against it is without merit.
On January 11, 2021, a legal proceeding in the Superior Court in the District of Montreal has been served initiating a proposed class action against the Company and certain of its current and former officers. The claim alleges that the defendants made material misstatements and material omissions with respect to, among other things, the schedule, cost and progress to completion of the development of Oyu Tolgoi in violation of, among other things, sections 225.8, 225.9 and 225.11 of the Quebec Securities Act. The Company believes that the complaint against it is without merit.

(e)	Arbitration Proceedings
On November 4, 2020, the Company announced that, following approval by the Special Committee of the Company’s Board, it commenced arbitration proceedings seeking a declaration to clarify the provisions of certain agreements with RTIHL and a related party of RTIHL relating to their role and obligations to support the Company in seeking additional financing for the Oyu Tolgoi project. The arbitration was commenced in British Columbia, in accordance with the relevant agreements between the parties.
In February 2021, the Company obtained a temporary order on its application for interim relief. The injunction restrains Rio Tinto, under further order of the arbitrator, from using the parties’ existing contractual arrangements to: (i) a uthorize re-profiling negotiations with project lenders in a manner that would render Oyu Tolgoi unable to execute an offering of bonds in 2021; or (ii) restrict Turquoise Hill from engaging in funding and other matters with its fellow Oyu Tolgoi stakeholders, including the Government of Mongoli
a.
In February 2021, the parties agreed that the temporary injunction would remain in effect pending the outcome of the arbitration. The arbitration process is confidential, and is expected to take between 3 to 5 months to reach a decision. The arbitrator’s decision will be final and binding on the parties.
Due to the size, complexity and nature of Turquoise Hill’s operations, various legal and tax matters arise in the ordinary course of business. Turquoise Hill recognizes a liability with respect to such matters when an outflow of economic resources is assessed as probable and the amount can be reliably estimated. In the opinion of management, these matters will not have a material effect on the consolidated financial statements of the Company.